Retirement Benefit Obligation - Disclosure of the Effect of a Percentage Point Increase and Decrease in the Assumed Medical Cost Trend Rate (Details) - Medical cost trend rate - USD ($) $ in Millions	Jun. 30, 2018	Jun. 30, 2017
Disclosure of sensitivity analysis for actuarial assumptions [line items]
Reasonably possible increase in actuarial assumption (as a percent)	1.00%	1.00%
Effect of a 1% increase on aggregate of service cost and finance costs	$ 0	$ 0
Effect of a 1% increase on defined benefit obligation	$ 2	$ 2
Reasonably possible decrease in actuarial assumption (as a percent)	1.00%	1.00%
Effect of a 1% decrease on aggregate of service cost and finance costs	$ 0	$ 0
Effect of a 1% decrease on defined benefit obligation	$ (1)	$ (1)